UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

TMST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11914	85-0404134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Lincoln Avenue, Suite 100, Santa Fe, New Mexico 87501

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (505) 989-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

As previously reported, On May 1, 2009, TMST, Inc., a Maryland corporation formerly known as Thornburg Mortgage, Inc. (the “Company”), together with certain of its wholly-owned direct and indirect subsidiaries, ADFITECH, Inc., a Nevada corporation (“ADFITECH”), TMST Acquisition Subsidiary, Inc., a Delaware corporation formerly known as Thornburg Acquisition Subsidiary, Inc., TMST Home Loans, Inc., a Delaware corporation formerly known as Thornburg Mortgage Home Loans, Inc., and TMST Hedging Strategies, Inc., a Delaware corporation formerly known as Thornburg Mortgage Hedging Strategies, Inc. (collectively, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Maryland (the “Bankruptcy Court”), under case numbers 09-17787, 09-17788, 09-17790, 09-17791 and 09-17792, respectively. The Chapter 11 cases are being jointly administered by the Bankruptcy Court as Case No. 09-17787 (the “Bankruptcy Cases”).

On January 23, 2012, the Company received verbal notification from the Denver Regional Office of the Securities and Exchange Commission (the “Commission”) that the Office intends to recommend that the Commission institute a public administrative proceeding against the Company pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to revoke the registration of the Company’s securities based on the Company’s substantial periodic reporting delinquencies. The notification follows the Wells Notice sent by the Division of Enforcement to the Company on December 13, 2011 and the Division’s review of the Trustee’s Wells Submission that requested that the Staff not make an enforcement recommendation. Although the Office asserts that the Company has been delinquent in the filing of its quarterly and annual reports under Section 13(a) and periodic reports under Section 15(d) of the Exchange Act since the commencement of its Chapter 11 bankruptcy, the Company, relying on the Commission’s Release No. 9660 dated June 30, 1972, has been timely in its filing with the Commission under Form 8-K the Company’s Monthly Operating Reports filed each month with the Bankruptcy Court.

On March 13, 2012, the Bankruptcy Court approved a Motion for Entry of an Order Authorizing the Company to submit an Offer of Settlement to the Commission regarding the deregistration of the Company’s Common Stock and Preferred Stock. The Offer of Settlement was submitted to the Commission and the Commission has accepted the Offer. On May 1 ,2012, the Commission issued an Order pursuant to Section 12(j) of the Exchange Act (the “Order”). The Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Now that the “deregistration” Order has been issued by the Commission, no member of a national securities exchange, broker, or dealer may make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, the Company’s Common Stock or Preferred Stock.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Item Number	Name of Exhibit

99.1	Order Instituting Administrative Proceedings pursuant to Section 12(j) of the Securities Exchange Act of 1934, Making Findings, and Revoking Registration of Securities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMST, INC.

By:	/S/ JOEL I. SHER
Joel I. Sher
Chapter II Trustee

Date: May 2, 2012